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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            ________________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported) DECEMBER 14, 1995


                             DIAMOND SHAMROCK, INC.
               (Exact Name of Registrant as Specified in Charter)



      DELAWARE                       1-9409                      74-2456753
     (State of                     (Commission                 (IRS Employer
   Incorporation)                  File Number)             Identification No.)



       9830 COLONNADE BLVD., SAN ANTONIO, TEXAS                      78230
       (Address of Principal Executive Offices)                    (Zip Code)


      Registrant's telephone number, including area code:  (210) 641-6800


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

INTRODUCTION

         On November 8, 1995, the Registrant, Diamond Shamrock, Inc. ("Diamond Shamrock"), and Shamrock Acquisition Corp., a wholly owned subsidiary of Diamond Shamrock ("SAC"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with National Convenience Stores Incorporated ("NCS"). Pursuant to the Merger Agreement, SAC was merged with and into NCS on December 18, 1995 (the "Merger").

MERGER AGREEMENT

         The Offer. Pursuant to the Merger Agreement, on November 14, 1995 SAC commenced a tender offer (the "Offer") for all outstanding shares of common stock, par value $.01 per share (the "Shares"), of NCS at the purchase price of $27.00 per Share and for all outstanding warrants to purchase Shares (the "Warrants") issued pursuant to the Warrant Agreement, dated March 9, 1993, between NCS and Boatmen's Trust Company as Warrant Agent (the "Warrant Agreement") at the purchase price of $9.25 per Warrant, in each case, without interest thereon, net to the tendering securityholder (pre-tax) in cash. The Offer expired at 12:00 midnight, New York City time, on December 13, 1995, promptly after which time SAC purchased 5,883,567 Shares and 1,097,855 Warrants which were validly tendered and not withdrawn prior to the expiration of the Offer. Following such purchase, Diamond Shamrock and SAC beneficially owned approximately 93.5% of the outstanding Shares.

         Following completion of the Offer, the Merger was effected on December 18, 1995 as a "short-form" merger under Delaware law. As a result of the Merger, Diamond Shamrock presently owns all of the outstanding Shares. The consideration paid by Diamond Shamrock pursuant to the Offer and the Merger was determined following arm's length negotiations between Diamond Shamrock and NCS.

         Effect of the Merger. As a result of the Merger, (i) each previously outstanding Share, other than Shares owned by Diamond Shamrock, SAC or any other direct or indirect subsidiary of Diamond Shamrock and Shares held in the treasury of NCS, was converted into the right to receive $27.00 net in cash, payable to the holder thereof, without interest thereon, subject to the rights of holders thereof to seek an appraisal of the fair value of their Shares under Delaware law and Article Sixth of NCS' Restated Certificate of Incorporation,
(ii) all of the Shares owned by Diamond Shamrock, SAC or any other direct or indirect subsidiary of Diamond Shamrock and Shares held in the treasury of NCS were cancelled, (iii) each then-outstanding share of SAC was converted into one outstanding Share, and (iv) NCS became an indirect, wholly owned subsidiary of Diamond Shamrock. Pursuant to the terms of the Warrant Agreement, each outstanding Warrant will remain outstanding and holders of Warrants have the right to obtain $27.00 per Warrant upon payment of the $17.75 exercise price, in lieu of the one Share previously issuable upon exercise of a Warrant.

         The persons from whom SAC purchased Shares and Warrants in the Offer were the holders of the outstanding Shares and Warrants, none of whom, to the knowledge of Diamond Shamrock, had any material relationship with Diamond Shamrock, SAC or any of their respective affiliates or any director or officer of Diamond Shamrock, SAC or any associates of any such director or officer.

BUSINESS OF NCS

         NCS presently operates 661 specialty convenience stores, over 90% of which sell gasoline, exclusively in four cities in the State of Texas under the name Stop N Go. More than 80% of these stores are located in the Houston and San Antonio areas. Diamond Shamrock presently intends to integrate NCS' operations with Diamond Shamrock's existing retail operations and to begin marketing gasoline under the Diamond Shamrock brand at NCS' gasoline outlets.





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SOURCE AND AMOUNT OF FUNDS

         The total amount of funds required by Diamond Shamrock to acquire the entire equity interest in NCS, including the purchase of the Shares and Warrants pursuant to the Offer and the payment for Shares and Warrants converted into the right to receive cash pursuant to the Merger, was approximately $180.5 million. The funds for Diamond Shamrock's acquisition of the entire equity interest in NCS, payment of related fees and expenses and the refinancing of approximately $37 million of NCS' existing indebtedness was provided by existing working capital and a $220 million loan (the "Loan") from a group of banks, for which Bank of America National Trust and Savings Association ("BofA") acts as the agent bank, made pursuant to the Credit Agreement dated as of December 11, 1995, which provides for an unsecured senior revolving credit facility (the "Credit Facility").

         The maximum outstanding borrowings under the Credit Facility are reduced semi-annually by 25% of the amount available under the Credit Facility on June 11, 1999, beginning on that date. Repayment of the Loan is guaranteed by the significant subsidiaries of Diamond Shamrock. A commitment fee is payable quarterly in arrears on unadvanced portions of the Loan at rates ranging from 0.1% to 0.25% per annum, based on the ratings assigned to Diamond Shamrock's unsecured senior long-term debt (the "Senior Debt Rating") by Standard & Poor's Corporation and by Moody's Investors Service, Inc. Amounts advanced under the Loan will bear interest, at Diamond Shamrock's option, (i) at a variable rate equal to the higher of BofA's prime rate or 0.5% over the rate obtainable by BofA in the Federal Funds market or (ii) at a variable rate equal to the rate offered by BofA as its London Interbank Offered Rate to major banks in the London Interbank Market for one-, two-, three- or six-month dollar deposits, adjusted for the cost of reserves and rounded to the nearest 1/16th%, plus a margin of between 0.3% and 0.75% per annum, based upon Diamond Shamrock's Senior Debt Rating.

         It is anticipated that the indebtedness incurred by Diamond Shamrock under the Credit Facility will be repaid from funds generated internally by Diamond Shamrock and its subsidiaries (including funds generated by NCS and its subsidiaries), through additional borrowings or through a combination of such sources. No final decisions have been made concerning the method Diamond Shamrock will employ to repay such indebtedness. Such decisions, when made, will be based on Diamond Shamrock's review from time to time of the advisability of particular actions, as well as on prevailing interest rates and financial and other economic conditions.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

             Audited Financial Statements of NCS and Subsidiaries:

                  Consolidated Statement of Operations -- Year Ended June 30,
                   1995*

                  Consolidated Balance Sheet -- June 30, 1995*

                  Consolidated Statement of Cash Flows -- Year Ended June 30,
                   1995*

                  Consolidated Statement of Stockholders' Equity (Deficit) --
                   Year Ended June 30, 1995*

                  Notes to Consolidated Financial Statements*


             _________________

             * The Audited Financial Statements of NCS and Subsidiaries, including the Notes thereto, are incorporated herein by reference to pages 28 through 51 of the Annual Report on Form 10-K for the fiscal year ended June 30, 1995 of National Convenience Stores Incorporated (Commission File No.
                  1-7936).





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             Unaudited Interim Condensed Consolidated Financial Statements of
              NCS and Subsidiaries:

                  Condensed Consolidated Statement of Operations -- Three
                   Months Ended September 30, 1995**

                  Condensed Consolidated Balance Sheet -- September 30, 1995**

                  Condensed Consolidated Statement of Cash Flows -- Three
                   Months Ended September 30, 1995**

                  Notes to Condensed Consolidated Financial Statements**

             _________________

             ** The Unaudited Interim Condensed Consolidated Financial Statements of NCS and Subsidiaries, including the Notes thereto, are incorporated herein by reference to pages 4 through 13 of the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995 of National Convenience Stores Incorporated (Commission File No. 1-7936).

         (b) PRO FORMA FINANCIAL INFORMATION.

             It is impracticable to provide the required pro forma financial statements of the businesses acquired at the time of this filing. Diamond Shamrock will file the required financial statements as soon as practicable, but in any event on or prior to February 27, 1996.

         (c) EXHIBITS.

              2.1 -- Agreement and Plan of Merger, dated November 8, 1995, among Diamond Shamrock, Inc., Shamrock Acquisition Corp. and National Convenience Stores Incorporated (incorporated by reference to Exhibit (c)(1) to Diamond Shamrock Inc.'s Schedule 14D-1 Tender Offer Statement filed with the Securities and Exchange Commission on November 14, 1995)

              4.1 -- Credit Agreement, dated December 11, 1995, among Diamond Shamrock, Inc. and the banks named therein





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Diamond Shamrock, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DIAMOND SHAMROCK, INC.



                                      By: /s/ GARY E. JOHNSON
                                          ------------------------------------
                                          Gary E. Johnson
                                          Vice President and Controller


Date:  December 28, 1995





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                                 EXHIBIT INDEX


        EXHIBIT
        NUMBER                                    EXHIBIT
        ------                                    -------
          2.1   --   Agreement and Plan of Merger, dated November 8, 1995, among Diamond Shamrock, Inc., Shamrock
                     Acquisition Corp. and National Convenience Stores Incorporated (incorporated by reference to
                     Exhibit (c)(1) to Diamond Shamrock Inc.'s Schedule 14D-1 Tender Offer Statement filed with the
                     Securities and Exchange Commission on November 14, 1995)

          4.1   --   Credit Agreement, dated December 11, 1995, among Diamond Shamrock, Inc. and the banks named therein